The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive VP and Chief Financial Officer
Christine Battist, Director - Investor Relations
Earnings Conference Call - 4  Quarter and Fiscal Year 2010
Friday, July 23, 2010
Exhibit 99.2
th

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the level of inventories in the distribution channels for crop nutrients;
changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the
United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy,
Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
2

4 th Quarter FY 2010 Earnings

Financial Results
Slide 4
05/31/10 05/31/09 2010 2009
(In millions, except per share amounts)
Net Sales $1,860.3 $1,593.5 $6,759.1 $10,298.0
Gross Margin $687.6 $204.1 $1,693.3 $2,766.7
% of net sales 37% 13% 25% 27%
Net Earnings $396.1 $146.9 $827.1 $2,350.2
% of net sales 21% 9% 12% 23%
Diluted EPS $0.89 $0.33 $1.85 $5.27
*
Effective Tax Rate 26% NA 29% 22%
Cash Flow Provided by Operations $532.1 $305.8 $1,356.0 $1,242.6
$2,523.0 $2,703.2
Fiscal Year Three Months Ended
Cash and Cash Equivalents as of May 31, 2010 & 2009
*
Includes $1.03 per share as a result of the sale of Mosaic’s interest in Saskferco

Phosphates Segment Highlights
Slide 5
Q4FY10 Q3FY10 Q4FY09
Net sales 1,187.9 $  1,020.7 $  1,187.6 $
Gross margin 306.6 $     114.0 $     (31.9) $
% of net sales 26% 11% -3%
Operating earnings (loss) 221.1 $     52.9 $       (79.2) $
Sales volumes 2.3           2.5           2.5
N. Amer. production volumes 1.9           1.7           2.0
Avg. DAP selling price 438 $        336 $        365 $
• Solid execution
• Lean producer inventories
• Higher selling prices
• Favorable product mix
Highlights
Key Results
0
50
100
150
200
250
Q3 Operating
Earnings
Selling Price Sales Volumes Other Q4 Operating
Earnings
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Potash Segment Highlights
Slide 6
Q4 FY10 Q3FY10 Q4FY09
Net sales 696.5 $     730.0 $     386.8 $
Gross margin 378.1 $     352.0 $     221.2 $
% of net sales 54% 48% 57%
Operating earnings 346.9 $     326.0 $     198.6 $
Sales volumes 1.8           1.9           0.6
Production volumes 1.9           1.3           0.7
Avg. MOP selling price 336 $        356 $        540 $
• Sales volume up strongly in spite of cautious
buying behavior
• Improved cost leverage due to increased
production
Highlights
Key Results
0
50
100
150
200
250
300
350
400
Q3 Operating
Earnings
Sales
Volume/Mix
Resource
Taxes
Brine Inflow Production
Costs
Q4 Operating
Earnings
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Financial Guidance – Fiscal 2011
Slide 7
Phosphates Marketw Phosphates Segment
• Strong demand
• Lean inventories
• 2010 global shipments 54 to 56 million
tonnes
Q1 Sales volume 2.8 – 3.2 million tonnes
Q1 DAP selling price $410 - $440 per tonne
Potash Market Potash Segment
• Two step recovery underway
• North American producer inventories have
normalized
• 2010 global shipments 46 to 48 million
tonnes
Q1 Sales volume  1.2 – 1.5 million tonnes
Q1 MOP selling price $300 - $330 per tonne
Canadian Resource Taxes and Royalties $150 - $200 million
SG&A $360 – $380 million
Effective Tax Rate* Approximately 30%
Capital Expenditures $1.4 - $1.6 billion
* Effective tax rate excludes items related to the Fosfertil sale

Investing for Growth
Slide 8
• Fiscal 2011 guidance $1.4 to $1.6
billion
• Substantial increase in Potash
expansion  project expenditures
• Sustaining capital expected to
range  from $450 to $500 million
annually
Capital Expenditures
Highlights
-
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
2007 2008 2009 2010 2011F
FISCAL YEAR
$ IN BILLIONS
Sustaining Opportunity Potash Expansion

Cash Allocation Priorities
Slide 9
• Maintain liquidity buffer
• Invest in our business
• Fund strategic growth
• Shareholder distributions
Highlights
Net Cash Position*
* See appendix for net cash reconciliation
-
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FISCAL QUARTER
$ IN BILLIONS

Phosphates Segment Cost Analysis
Slide 10
• Mining and production costs,
including DD&A, range from $1.4
to $1.6 billion annually, regardless
of volume
• Blends and Other volumes
represent about 30 percent of total
segment sales volumes, though
this varies quarter to quarter
• Historical gross margin of 8
percent for Blends and Other
categories
• Raw material costs generally lag
market pricing by 2 to 3 months
Components of Cost of Goods Sold
Key Points
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
2008 2009 2010
FISCAL YEAR
$ IN BILLIONS
Mining, production & DDA PhosChem non-Mosaic
Raw materials & all other

4 th Quarter FY 2010 Earnings

Strategic Overview
Slide 12
Execution of Strategic Priorities
Potash expansions underway
Invested in Miski Mayo rock mine
Strategic partnering with customers
Sold non-core assets
Aligned distribution assets with production
Enhancing Operational Excellence
Process improvements to lower cost, improve efficiency
and enhance safety
Financially Solid
Strong cash flow generation
Robust balance sheet
Positive long term outlook

Key Points Slide 13 Strategic plans tied to agricultural outlook Demand is back on track Positive fundamentals and improving sentiment

Thank you

Appendix
Slide 15
$ IN BILLIONS
Period Ended
Cash and
Cash
Equivalents
Short-Term
Debt
Current
Maturities
Long-Term
Debt Total Debt
Net (Debt)
Cash
May 31, 2008             2.0             0.1                 -             1.4             1.6             0.4
August 31, 2008             2.2             0.1             0.1             1.3             1.5             0.7
November 30, 2008             2.8             0.1                 -             1.3             1.4             1.4
February 28, 2009             2.5             0.1                 -             1.3             1.4             1.1
May 31, 2009             2.7             0.1                 -             1.3             1.4             1.3
August 31, 2009             2.6             0.1                 -             1.3             1.4             1.2
November 30, 2009             2.6             0.1                 -             1.3             1.4             1.2
February 28, 2010             2.3             0.1                 -             1.2             1.3             1.0
May 31, 2010             2.5             0.1                 -             1.3             1.3             1.2
                   -
Source: Cash and cash equivalents from 10Q/10K as filed.  Total debt includes Short term debt, Current maturities of long-
term debt, Long-term debt less current maturities and Long-term debt due to Cargill Incorporated and affiliates.